Exhibit 24(A)

                            DUKE ENERGY CORPORATION
                               POWER OF ATTORNEY

            Registration Statements under the Securities Act of 1933 with respect to up to 7,283,130 shares of Common Stock, without par value, of
            Duke Energy Corporation to be issued in connection with various employee benefit and/or stock purchase and dividend reinvestment plans of said Duke Energy Corporation and its subsidiaries
                           (Registration Statements)

     The undersigned DUKE ENERGY CORPORATION, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Richard J. Osborne, Robert S. Lilien and W. Edward Poe, Jr., and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with Securities and Exchange Commission the Registration Statements of said Duke Energy Corporation and any and all amendments thereto, or amendments to existing Registration Statements, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 18th day of June, 1997.


                                        DUKE ENERGY CORPORATION





                                        By /s/ R. B. Priory
                                          ________________________________
                                          Chairman and Chief Executive Officer

(Corporate Seal)


ATTEST:

/s/ Robert T. Lucas III
______________________________
Assistant Secretary

/s/ R. B. Priory
________________________________       Chairman and Chief Executive Officer
R. B. Priory                         (Principal Executive Officer and Director)

/s/ Richard J. Osborne
______________________________     Executive Vice President and Chief Financial
Richard J. Osborne                     Officer (Principal Financial Officer)

/s/ Jeffrey L. Boyer
______________________________      Vice President and Corporate Controller
Jeffrey L. Boyer                        (Principal Accounting Officer)

/s/ Paul M. Anderson
______________________________                      (Director)
Paul M. Anderson

/s/ G. Alex Bernhardt
______________________________                      (Director)
G. Alex Bernhardt

/s/ Robert J. Brown
______________________________                      (Director)
Robert J. Brown

/s/ William A. Coley
______________________________                      (Director)
William A. Coley

/s/ William T. Esrey
______________________________                      (Director)
William T. Esrey

/s/ Ann Maynard Gray
______________________________                      (Director)
Ann Maynard Gray

/s/ Dennis R. Hendrix
______________________________                      (Director)
Dennis R. Hendrix

/s/ Harold S. Hook
______________________________                      (Director)
Harold S. Hook


/s/ George Dean Johnson, Jr.
______________________________                      (Director)
George Dean Johnson, Jr.


/s/ W. W. Johnson
______________________________                      (Director)
W. W. Johnson






/s/ Max Lennon
______________________________                      (Director)
Max Lennon


/s/ Leo E. Linbeck, Jr.
______________________________                      (Director)
Leo E. Linbeck, Jr.


/s/ James G. Martin
______________________________                      (Director)
James G. Martin


/s/ Buck Mickel
______________________________                      (Director)
Buck Mickel


/s/ Russell M. Robinson, II
______________________________                      (Director)
Russell M. Robinson, II